UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

ClearPoint Business Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51200	98-0434371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 997-7710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in its filings with the Securities and Exchange Commission, on May 22, 2008, ClearPoint Business Resources, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (the “Nasdaq Market”) indicating that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(3) which requires the Company to maintain either (i) $2,500,000 of stockholders’ equity, (ii) $35,000,000 market value of listed securities or (iii) $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the last three most recently completed fiscal years. On June 13, 2008, the Company provided to Nasdaq a plan to achieve and sustain compliance with all the Nasdaq Market listing requirements, including the time frame for completion of the plan. On July 16, 2008, the Nasdaq staff notified the Company that it had reviewed the Company’s plan and determined to delist the Company’s securities from the Nasdaq Market. If the Company had not requested an appeal of this determination, trading of the Company’s common stock, units and warrants would have been suspended at the opening of business on July 25, 2008. On July 23, 2008, the Company requested an appeal. The requested appeal stayed the suspension and delisting of the Company’s securities from the Nasdaq Market.

On September 9, 2008, the Company received a letter from the Nasdaq Office of General Counsel denying its requested appeal and stating that trading in the Company’s securities will be suspended effective at the opening of business on September 11, 2008 and subsequently delisted. Currently, shares of the Company’s common stock are quoted on the OTC Bulletin Board (the “OTC BB”). Following the suspension of trading on September 11, 2008, shares of the Company’s common stock will only be quoted on the OTC BB. As of September 15, 2008, the Company’s units and warrants are also exclusively quoted on the OTC BB. There can be no assurance that a market in the Company’s shares of common stock (whether on the OTC BB or any other trading or quotation system) will develop or, if such a market develops, whether it will continue.

The Company issued a press release on September 10, 2008 respecting the above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press Release issued September 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2008

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued September 10, 2008.

3